SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                         ___________________


                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  November 7, 1996


                           WORLDCORP, INC.
         (Exact name of registrant as specified in charter)


     Delaware                    1-5351                    94-3040585
  (State or other             (Commission                  (IRS Employer
  jurisdiction of             File Number)             Identification No.)
  incorporation)


     13873 Park Center Road, Suite 490, Herndon, Virginia  20171
      (Address of principal executive offices)      (Zip Code)


 Registrant's telephone number, including area code:  (703) 834-9200

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Item 2.  Acquisition or Disposition of Assets.

     On November 7, 1996, InteliData Technologies Corporation, a Delaware corporation ("InteliData"), consummated the acquisition and merger (the "Mergers") of two public companies -- Colonial Data Technologies Corp., a Delaware corporation ("Colonial Data"), and US Order, Inc., a Delaware corporation ("US Order") -- pursuant to an Agreement and Plan of Merger, dated as of August 5, 1996, as amended by Amendment No. 1, dated as of November 7, 1996 (as amended, the "Merger Agreement"). The Merger Agreement and the consummation of the transactions contemplated thereby were approved by the respective stockholders of Colonial Data and US Order at respective special meetings of such stockholders held on November 7, 1996.

     Pursuant to the Merger Agreement, (i) each outstanding share of common stock of Colonial Data, $.01 par value, was converted into one share of common stock of InteliData ("InteliData Common Stock"), (ii) each outstanding share of common stock of US Order, $.001 par value, was converted into one share of InteliData Common Stock, and (iii) each outstanding option, warrant or other right to purchase US Order common stock or Colonial Data common stock was converted into the right to acquire, on the same terms and conditions, shares of InteliData Common Stock. InteliData Common Stock is traded on the Nasdaq National Market under the symbol "INTD".

     The Mergers were accounted for under the purchase method of accounting with US Order being deemed the acquiror of Colonial Data. Pursuant to these transactions, InteliData became the successor corporation of US Order. The business of InteliData initially consists of the business conducted by US Order and Colonial Data immediately prior to the consummation of the Mergers.

     Additional information with respect to the Mergers and related matters is set forth in the Joint Proxy Statement/Prospectus of Colonial Data, US Order and InteliData (the "Joint Proxy Statement") dated October 9, 1996, included in InteliData's Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (the "Commission") on August 29, 1996 (File No. 333-11081), and is incorporated herein by reference to the extent appropriate. A copy of the press release announcing the completion of the Mergers is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          As of the date of the filing of this Current Report on Form 8-K, it is impracticable to provide the financial statements of the business being acquired and the pro forma financial information required by this Item. WorldCorp will file the required information as soon as practicable and in no event later than January 20, 1997.

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     (c)  Exhibits

          2.1 Agreement and Plan of Merger dated as of August 5, 1996, between Colonial Data Technologies Corp. and US Order, Inc. (incorporated herein by reference to Appendix I to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081)).

          2.2 Amendment No. 1 dated as of November 7, 1996, by and among US Order, Inc., Colonial Data Technologies Corp. and InteliData Technologies Corporation to the Agreement and Plan of Merger (incorporated herein by reference to InteliData's Current Report on Form 8-K filed November 13, 1996).

          20.1 Joint Proxy Statement/Prospectus dated October 9, 1996, of InteliData Technologies Corporation, Colonial Data Technologies Corp. and US Order, Inc. (incorporated herein by reference to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081).

          99.1 Press Release dated November 7, 1996, announcing the completion of the Mergers.


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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WORLDCORP, INC.



Date:  November 22, 1996      By:  /s/ Mark S. Lynch
                                  Mark S. Lynch
                                  Vice President and
                                  Chief Financial Officer





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

                          INDEX TO EXHIBITS

2.1 Agreement and Plan of Merger dated as of August 5, 1996, between Colonial Data Technologies Corp. and US Order, Inc. (incorporated herein by reference to Appendix I to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081)).

2.2 Amendment No. 1 dated as of November 7, 1996, by and among US Order, Inc., Colonial Data Technologies Corp. and InteliData Technologies Corporation to the Agreement and Plan of Merger (incorporated herein by reference to InteliData's Current Report on Form 8-K filed November 13,
     1996).

20.1 Joint Proxy Statement/Prospectus dated October 9, 1996, of InteliData Technologies Corporation, Colonial Data Technologies Corp. and US Order, Inc. (incorporated herein by reference to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081).

99.1 Press Release dated November 7, 1996, announcing the completion of the Mergers.

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